EXHIBIT 32.1

Certification of Chief Executive Officer and  Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Quarterly Report on Form 10-Q for the quarter ended September 30, 2011

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Texas corporation (the “Company”), does hereby certify that, to our knowledge:

1.   The Company's Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2011, (the Form 10-Q) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2013	By:	/s/ Steven L. Sample
Steven L. Sample
Chief Executive Officer and Principal Financial Officer